DELAWARE(SM)
INVESTMENTS
===========

                                                        Delaware Delchester Fund

Current Income


                                                         2001 SEMI-ANNUAL REPORT

{Current Income Artwork}

TABLE OF CONTENTS
-----------------

Letter to Shareholders        1

Portfolio Management
Review                        3

Performance Summary           6

Financial Statements

  Statement of Net Assets     7

  Statement of Operations    10

  Statements of Changes in
  Net Assets                 11

  Financial Highlights       12

  Notes to Financial
  Statements                 16

--------------------------------------------------------------------------------

A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------

A Commitment to Our Investors

Experience
o Our seasoned investment professionals average 11 years' experience, bringing a wealth of knowledge and expertise to our management team.
o We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance
o  We strive to deliver consistently good performance in all asset classes.
o We believe that hiring the best and the brightest in the industry, conducting fundamental research and working in a disciplined investment process are essential to quality investment management.

Service
o  We are committed to providing the highest standards of client service.
o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.
o We make our funds available through financial advisers who can offer you individualized attention and valuable investment advice.

Diversification
o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.
o We offer mutual funds in virtually every asset class from domestic equity and fixed-income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware and its affiliates manage approximately $90 billion in assets as of December 31, 2000.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C) Delaware Distributors, L.P.

"AFTER MONTHS OF
STRUGGLE, DECEMBER
AND JANUARY GENERALLY
COMPRISED THE
HIGH-YIELD MARKET'S
BEST TWO-MONTH STRETCH
SINCE TROUBLES STARTED
IN 1998, SPARKING HOPE
AMONG SOME INVESTORS
FOR A FULL-FLEDGED
REBOUND IN 2001."

--------------------------------------------------------------------------------

Dear Shareholder

March 5, 2001

Recap of Events -- After having been depressed for more than two years, the high-yield bond market began to show signs of recovery in December 2000. However, poor performance early in the six-month period ending January 31, 2001 kept total returns below historical averages. After months of struggle, December and January generally comprised the high-yield market's best two-month stretch since troubles started in 1998, sparking hope among some investors for a full-fledged rebound in 2001.

The slowdown that occurred in the U.S. economy during the period helped to advance concerns about corporate credit that had been troubling the high-yield market. High-yield bond default rates continued to rise, and downgrades of corporate credit ratings outnumbered upgrades during the fall of 2000 (Source:
Moody's Investors Service). Economic slowdown also resulted in corporate earnings disappointments, which often contributed to the poor performance of both high-yield bonds and U.S. stocks.


Against this backdrop, struggles continued in the high-yield bond market through November, when the difference between the yields of non-investment-grade bonds and benchmark U.S. Treasuries reached 10-year highs (Source: Salomon Smith Barney). By the first weeks of December, fixed-income investors seeking value may have begun to realize this difference, as the high-yield market experienced a round of buying that sent prices higher. During the ensuing December-January rally, much of the strong return came from bonds rated B or lower.

Delaware Delchester Fund returned -6.53% for the six months ended January 31, 2001 (Class A shares at net asset value with distributions reinvested). Our results trailed the Lipper High Current Yield Funds Average, which posted a -1.43% return during the same period, and the +2.28% return of the Salomon Smith Barney High-Yield Cash Pay Index, the Fund's benchmark.


Total Return

For the Period Ended January 31, 2001                    Six Months
-----------------------------------------------------------------------
Delaware Delchester Fund--Class A Shares                   -6.53%
-----------------------------------------------------------------------
Lipper High Current Yield Funds Average (399 funds)        -1.43%

Salomon Smith Barney High-Yield Cash Pay Index             +2.28%
-----------------------------------------------------------------------

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all dividends and capital gains. Performance information for all Fund classes can be found on page 6. The Lipper category represents the average returns of high-yield bond funds tracked by Lipper (Source: Lipper, Inc.). The Salomon Smith Barney High-Yield Cash Pay Index is an unmanaged index that generally tracks the performance of domestic high-yield bonds. You cannot invest directly in an index. Past performance is not a guarantee of future results.

--------------------------------------------------------------------------------

On September 29, 2000, a new team, led by Peter Andersen, took over management of Delaware Delchester Fund. We believe that Mr. Andersen and his seasoned team of research analysts and securities traders enhance our ability to conduct the intensive, bottom-up research that is at the core of our investment process. Your Fund's investment objectives have not changed.

Market Outlook -- We are optimistic about the prospects for the high-yield bond market in 2001 and beyond. However, we think that the weakening U.S. economic backdrop could cut short the rally seen at the end of your Fund's fiscal first half.

In January, the Federal Reserve Board decreased short-term interest rates twice in an attempt to fuel an economy that has recently been decelerating. These interest rate decreases marked the first time during Fed Chairman Alan Greenspan's tenure that short-term rates have been reduced by a full point in less than one month. We expect the aggressive move to have a positive effect on the economy as the year progresses, but believe that the move also underscores the Fed's present concerns.

With the economy slowing, we expect more U.S. companies to miss earnings projections, which could lead to ongoing credit concerns and unnerve potential high-yield buyers. A recent report from Moody's forecasts a 9.1% global default rate for high-yield bonds in 2001, up from the 6.0% rate seen in 2000 and the 5.1% rate in 1999.

With the economy slowing and defaults rising, we believe that obstacles remain for an extended rally in high yield during the first half of 2001. However, we are encouraged by the market's recent momentum and think that, given our positive long-term outlook for the economy, now is a good time for investors to begin re-considering high-yield investments.

On the following pages, Peter Andersen introduces you to his view of the market and describes his progress since taking over the Fund in September 2000.
Thank you for your continued commitment to Delaware Investments.

Sincerely,

/s/ Charles E. Haldeman, Jr.             /s/ David K. Downes
------------------------------------     --------------------------------------
Charles E. Haldeman, Jr.                 David K. Downes
Chairman,                                President and Chief Executive Officer,
Delaware Investments Family of Funds     Delaware Investments Family of Funds

Peter Andersen
Portfolio Manager

March 5, 2001

"THE CHANGE THAT TOOK
PLACE IN THE HIGH-YIELD
MARKET DURING THE FINAL
TWO MONTHS OF THE
PERIOD WAS REMARKABLE."

--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT REVIEW
---------------------------

The Fund's Results
At the start of Delaware Delchester Fund's fiscal year on August 1, 2000, the high-yield market suffered from the same problems that had hurt performance since 1998. Investor demand for high-yield bonds had dwindled following a brief rally early in the summer of 2000, while defaults were still rising. Some companies, affected by the beginnings of economic slowing, failed to cover their debt.

The new management team took over Delaware Delchester Fund on September
29, 2000, amid this challenging environment. The market continued its struggles for approximately the next two months. In December, however, market performance picked up significantly.

The market rally was a welcome occurrence. Not only did the rally bring relief to high-yield investors, but its timing was ideal for us, occurring soon after we had made some considerable changes to the portfolio. A number of our new positions aided performance during December and January, helping us post a positive return in each of those months that outpaced both the Fund's benchmark and its relative Lipper class average. Although the six-month return was a disappointing -6.53% (Class A shares at net asset value with distributions reinvested), we think that Delchester investors committed to long-term investing should be encouraged by the rally that closed the period.

The management team is confident in the current portfolio and optimistic about the outlook for the market. We are also encouraged by the fact that we were able to finish the period rather strongly.

The change that took place in the high-yield market during the final two months of the period was remarkable. Although the market certainly turned in our favor, we believe that our research-intensive investment process was responsible for much of the success we had late in the period. We use a three-pillar approach, comprised of research, securities trading, and portfolio management. We rely on strong company research. Each of our analysts has a relatively narrow area of specialty, allowing them to focus on fewer companies. This helps to provide the in-depth research we believe is necessary to manage risk successfully in a high-yield bond fund.

"WE BELIEVE THAT
PLACING RESEARCH AT THE
FOREFRONT OF OUR
PROCESS CONSTITUTES THE
INITIAL STEP IN
EFFECTIVELY MANAGING
RISK IN A HIGH-YIELD
PORTFOLIO."

--------------------------------------------------------------------------------

Portfolio Highlights
When the new management team took over the Fund, the market was quite stagnant and new issuance had practically ground to a halt. For example, just $1.2 billion of new high-yield bonds was sold in the U.S. in October 2000 -- the lowest one-month total since January 1995 (Source: CommScan).

Fortunately, the changes that we made to Delaware Delchester Fund were executed quickly given the stagnant market conditions at the time. The trades we made aligned the Fund's holdings with our analysts' specific areas of expertise.

Mostly, this realignment consisted of selling some bonds, while adding to other positions -- often in bellwether telecommunications bonds that we consider to be core holdings. In addition to the realignment, we were able to make a number of trades during the period which enhanced performance without fundamentally altering our holdings. Part of our investment approach is to take advantage of certain short-term trading opportunities when the risk/reward profile is determined to be strong. The new management team employs an analyst dedicated to identifying and weighing such opportunities as they arise.

Additions to the portfolio included bonds from wireless telecommunications providers Nextel, Winstar Communications, Level 3 Communications, and Nextlink Communications. Telecommunications bonds, which form a large sector of the high-yield market, will continue to play a significant role in the portfolio going forward. We believe many of the discounted telecommunications bonds that underwent price increases in December and January have potential for further appreciation.

We also added to our investments in select retail bonds during the period, and added to our positions in many cable company bonds, including Adelphia Communications and Insight Midwest. We believe that growth prospects are strong for the cable industry in general, and we are attracted to its earnings stability relative to many other sectors. We anticipate that cable holdings will play a significant role in the portfolio going forward.

While sector allocation is always a consideration, management's primary focus remains on bottom-up security selection and intensive credit research. We believe that placing research at the forefront of our process constitutes the initial step in effectively managing risk in a high-yield portfolio. With strong credit and company research established, we are able to make data such as average credit rating, sector analysis, and yield secondary considerations that will contribute to, but not dictate, security selection. We believe this approach has helped Delaware Delchester Fund's performance in recent months and can continue to do so in the future.

--------------------------------------------------------------------------------
Outlook
We are optimistic that a stronger year is in store for our market in 2001. The rally in December and January was certainly a breath of fresh air, and we are optimistic that 2001 can bring continued positive results. Investments made in high-yield mutual fund shares in January outweighed withdrawals (Source: AMG Data Services), which we believe will naturally translate into increased demand in the market.

The Federal Reserve's actions on interest rates in January were incisive, and we are hopeful that continued Fed action will temper the effects of softer corporate earnings. The market would certainly benefit from corporate profits coming back into line with expectations. However, we believe that the high-yield bond market is capable of sustaining a rally even during times when the economic outlook may be less than robust.

We also believe that default rates, which have been rising for more than a year, are approaching an inflection point and will begin tapering off. History shows that such an occurrence can be the launching point for a rally. Given all of the above, we are optimistic that the dynamics are in place for a strong year in high yield.

FUND BASICS
-----------
As of January 31, 2001

Fund Objective
The Fund seeks as high a level of
current income as is consistent with
providing reasonable safety.

Total Fund Net Assets
$583.52 million

Number of Holdings
125

Fund Start Date
December 30, 1996

Your Fund Manager
Peter Andersen is Senior Portfolio manager of Delaware's high-yield funds. Prior to joining Delaware in September 2000, Mr. Andersen was portfolio manager at Conseco Capital Management, where he managed high-yield portfolios for both institutional and retail funds. He holds a Master's degree in Finance from Harvard University and a Master's degree in Physics from Yale University. Mr. Andersen is also a CFA charterholder.

Nasdaq Symbols
Class A  DETWX
Class B  DHYBX
Class C  DELCX

--------------------------------------------------------------------------------

DELAWARE DELCHESTER FUND PERFORMANCE
------------------------------------

Average Annual Total Returns
Through January 31, 2001           Lifetime  10 Years  Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 8/20/70)
         Excluding Sales Charge     +8.08%    +7.94%     +0.37%      -13.72%
         Including Sales Charge     +7.91%    +7.42%     -0.60%      -17.82%
--------------------------------------------------------------------------------
Class B (Est. 5/2/94)
         Excluding Sales Charge     +1.25%               -0.38%     -14.36%
         Including Sales Charge     +1.25%               -0.63%     -17.45%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
         Excluding Sales Charge     +0.12%               -0.38%     -14.36%
         Including Sales Charge     +0.12%               -0.38%     -15.13%
--------------------------------------------------------------------------------

The Fund invests primarily in high-yield bonds, which involve greater risk than investing in higher quality fixed-income securities. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All results include reinvestment of distributions and, where indicated, sales charges as noted below. Past performance is not a guarantee of future results. Performance for Class B and Class C shares excluding sales charge assumes either contingent deferred sales charges were not applied or the investment was not redeemed.

Class A shares have a 4.75% maximum front-end sales charge and an annual service and distribution fee not to exceed 0.30%.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

The average annual total returns for the lifetime, 10-year, five-year and one-year periods ended January 31, 2001 for Delaware Delchester Fund Institutional Class (Est. 8/20/70) were +8.19%, +8.21%, +0.62% and -13.48%, respectively. Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all classes of Delaware Delchester Fund during the period. Performance would have been lower if the expense limitation had not been in effect.

Nasdaq Symbol Institutional Class: DETIX

Statement of Net Assets

DELAWARE DELCHESTER FUND
------------------------

                                                       Principal      Market
January 31, 2001 (Unaudited)                             Amount        Value
--------------------------------------------------------------------------------
 Corporate Bonds - 82.61%
 Automobile & Automotive Parts - 0.24%
+Venture Holdings 12.00% 6/1/09 ..................... $ 5,250,000   $ 1,391,250
                                                                    -----------
                                                                      1,391,250
                                                                    -----------
 Banking, Finance & Insurance - 2.36%
*Coaxial 12.875% 8/15/08 ............................  12,800,000     9,312,000
+Sovereign Bancorp 10.50% 11/15/06 ..................   4,270,000     4,478,163
                                                                    -----------
                                                                     13,790,163
                                                                    -----------
 Building & Materials - 0.38%
+K Hovanian Enterprises 10.50% 10/1/07 ..............   2,250,000     2,227,500
                                                                    -----------
                                                                      2,227,500
                                                                    -----------
 Cable, Media & Publishing - 8.80%
 Adelphia Communications
   10.50% 7/15/04 ...................................   3,900,000     3,939,000
 Adelphia Communications
   10.875% 10/1/10 ..................................   3,100,000     3,301,500
 Antenna TV 9.00% 8/1/07 ............................   1,500,000     1,440,000
 Charter Communications
   8.25% 4/1/07 .....................................   1,500,000     1,453,125
 Charter Communications
   10.75 10/1/09 ....................................   3,000,000     3,172,500
*Charter Communications
   13.50% 1/15/11 ...................................  12,500,000     7,593,750
 Classic Cable 10.50% 3/1/10 ........................   7,100,000     3,124,000
 CSC Holdings 7.25% 7/15/08 .........................     270,000       269,445
+Echostar 10.375% 10/1/07 ...........................   7,000,000     7,350,000
*Fox Kids Worldwide 10.25% 11/1/07 ..................   6,000,000     5,130,000
 Insight Midwest 10.50% 11/1/10 .....................   6,445,000     6,896,150
*Telewest Communications
   11.375% 2/1/10 ...................................   5,300,000     3,034,250
 Time Warner 10.125% 2/1/11 .........................   4,500,000     4,623,750
                                                                    -----------
                                                                     51,327,470
                                                                    -----------
 Chemicals - 2.42%
+Avecia Group 11.00% 7/1/09 .........................   7,880,000     8,195,200
+Lyondell Chemical 10.875% 5/1/09 ...................   3,000,000     3,015,000
   Resolution Performance
   13.50% 11/15/10 ..................................   2,735,000     2,892,262
                                                                    -----------
                                                                     14,102,462
                                                                    -----------
 Competitive Local Exchange Carriers - 6.74%
+Hyperion Telecommunications
   12.25% 9/1/04 ....................................   8,250,000     8,167,500
*KMC Telecom Holdings
   12.50% 2/15/08 ...................................  28,000,000     3,500,000
 KMC Telecom Holdings
   13.50% 5/15/09 ...................................   4,300,000     1,354,500
+Metromedia Fiber Network
   10.00% 11/15/08 ..................................   3,000,000     2,805,000
 Metromedia Fiber Network
   10.00% 12/15/09 ..................................   4,500,000     4,207,500
*Nextlink Communications
   9.45% 4/15/08 ....................................   3,000,000     1,755,000

                                                       Principal      Market
                                                         Amount        Value
--------------------------------------------------------------------------------
 Corporate Bonds (continued)
 Competitive Local Exchange Carriers (continued)
+Nextlink Communications
   10.75% 11/15/08 .................................. $ 1,750,000   $ 1,631,875
*Nextlink Communications
   12.125% 12/1/09 ..................................   8,750,000     4,856,250
 Nextlink Communications
   12.50% 4/15/06 ...................................  11,235,000    11,066,475
                                                                    -----------
                                                                     39,344,100
                                                                    -----------
 Computers & Technology - 0.23%
 Asat Finance 12.50% 11/1/06 ........................   1,365,000     1,344,525
                                                                    -----------
                                                                      1,344,525
                                                                    -----------
 Data/Internet Services - 2.34%
+Exodus Communications
   10.75% 12/15/09 ..................................   1,000,000       950,000
+Exodus Communications
   11.625% 7/15/10 ..................................   8,900,000     8,811,000
 Globix 12.50% 2/1/10 ...............................   8,000,000     3,920,000
                                                                    -----------
                                                                     13,681,000
                                                                    -----------
 Electronics & Electrical Equipment - 2.34%
+Amkor Technologies 9.25% 5/1/06 ....................   4,630,000     4,687,875
 Fairchild Semiconductor
   10.50% 2/1/09 ....................................   7,250,000     7,413,125
 Protection One 7.375% 8/15/05 ......................   2,065,000     1,569,400
                                                                    -----------
                                                                     13,670,400
                                                                    -----------
 Energy - 5.23%
 Chesapeake Energy 9.625% 5/1/05 ....................   6,500,000     6,727,500
 Grey Wolf 8.875% 7/1/07 ............................   3,000,000     3,007,500
 Nuevo Energy 9.375% 10/1/10 ........................   7,000,000     7,000,000
 Tiverton/Rumford Power Associates
   9.00% 7/15/18 ....................................   3,000,000     3,000,703
+Triton Energy 8.875% 10/1/07 .......................   5,990,000     6,139,750
*Universal Compression
   9.875% 2/15/08 ...................................   5,500,000     4,661,250
                                                                    -----------
                                                                     30,536,703
                                                                    -----------
 Enhanced Specialized Mobil Radio/
   Personal Communications Services - 7.06%
*McCaw International
   13.00% 4/15/07 ...................................  12,750,000     8,733,750
*Microcell Telecommunications
   14.00% 6/1/06 ....................................   4,485,000     4,485,000
 Nextel Communications
   9.50% 2/1/11 .....................................  11,500,000    11,557,500
*Nextel International
   12.125% 4/15/08 ..................................   5,000,000     2,887,500
+Nextel International 12.75% 8/1/10 .................   8,500,000     7,501,250
*Nextel Partners 14.00% 2/1/09 ......................   8,368,000     6,045,880
                                                                    -----------
                                                                     41,210,880
                                                                    -----------

                                                       Principal      Market
Delaware Delchester Fund                                 Amount       Value
--------------------------------------------------------------------------------
  Corporate Bonds (continued)
  Food, Beverage & Tobacco - 2.85%
  Advantica Restaurant
   11.25% 1/15/08 ................................... $ 2,875,000   $ 1,566,875
  Carrols 9.50% 12/1/08 .............................   5,730,000     4,784,550
 +CKE Restaurants 9.125% 5/1/09 .....................   7,550,000     5,020,750
  DiGiorgio 10.00% 6/15/07 ..........................   5,665,000     5,240,125
                                                                    -----------
                                                                     16,612,300
                                                                    -----------
  Healthcare & Pharmaceuticals - 0.73%
  Kinetic Concepts 9.625% 11/1/07 ...................   4,850,000     4,268,000
                                                                    -----------
                                                                      4,268,000
                                                                    -----------
  Leisure, Lodging & Entertainment - 2.99%
  Alliance Gaming 10.00% 8/1/07 .....................   4,950,000     4,108,500
  Hollywood Casino 13.00% 8/1/06 ....................   4,325,000     4,735,875
+*Premier Parks 10.00% 4/1/08 .......................   6,735,000     5,219,625
  Six Flags 9.50% 2/1/09 ............................     475,000       479,156
  Sun International Hotels
   9.00% 3/15/07 ....................................   3,000,000     2,895,000
                                                                    -----------
                                                                     17,438,156
                                                                    -----------
  Long Distance Services - 2.79%
**Viatel 12.50% 4/15/08 .............................  15,425,000     2,159,500
  Williams Communications
   10.875% 10/1/09 ..................................   3,000,000     2,715,000
  Williams Communications
   11.70% 8/1/08 ....................................   2,730,000     2,586,675
  Williams Communications
   11.875% 8/1/10 ...................................   3,425,000     3,202,375
  Worldwide Fiber 12.00% 8/1/09 .....................   6,540,000     5,591,700
                                                                    -----------
                                                                     16,255,250
                                                                    -----------
  Metals & Mining - 3.32%
 +Golden Northwest 12.00% 12/15/06 ..................   6,055,000     5,419,225
  Grupo Minero 9.25% 4/1/28 .........................   7,000,000     5,302,500
 +Jorgensen Earle 9.50% 4/1/05 ......................   6,250,000     5,468,750
 +P &  L Coal Holdings 9.625% 5/15/08 ...............   3,040,000     3,161,600
                                                                    -----------
                                                                     19,352,075
                                                                    -----------
  Paper & Forest Products - 3.29%
 +Gaylord Container 9.75% 6/15/07 ...................  11,000,000     7,755,000
  Indah Kiat Financial Mauritius
   10.00% 7/1/07 ....................................   3,000,000       787,500
  MAXXAM Group 12.00% 8/1/03 ........................   9,400,000     7,567,000
  Tembec Industries 8.50% 2/1/11 ....................   3,000,000     3,060,000
                                                                    -----------
                                                                     19,169,500
                                                                    -----------
  Retail - 6.61%
  Advance Stores 10.25% 4/15/08 .....................   5,200,000     4,394,000
 +Buhrman 12.25% 11/1/09 ............................   3,500,000     3,657,500
  Grupo Elektra 12.00% 4/1/08 .......................   8,000,000     7,670,000
  J Crew 10.375% 10/15/07 ...........................   7,650,000     6,999,750
 +J Crew 13.125% 10/15/08 ...........................   3,000,000     1,845,000

                                                       Principal      Market
                                                        Amount        Value
--------------------------------------------------------------------------------
  Corporate Bonds (continued)
  Retail (continued)
  Levi Strauss 11.625% 1/15/08 ...................... $ 6,865,000   $ 7,156,762
  Saks 7.00% 7/15/04 ................................   3,000,000     2,625,000
  Saks 7.25% 12/1/04 ................................   4,850,000     4,219,500
                                                                    -----------
                                                                     38,567,512
                                                                    -----------
  Telecommunications - 14.17%
 *Alamosa 11.125% 2/15/10 ...........................   5,465,000     3,060,400
  American Tower 9.375% 2/1/09 ......................   5,675,000     5,767,219
  Call-Net Enterprises 10.80% 5/15/09 ...............  13,500,000     3,037,500
  Crown Castle 10.75% 8/1/12 ........................   4,570,000     4,912,750
+*Crown Castle 11.25% 8/1/11 ........................  14,035,000     9,964,850
  Focal Communication
   11.875% 1/15/10 ..................................   6,695,000     5,925,075
+*Focal Communication
   12.125% 2/15/08 ..................................   5,420,000     3,414,600
  Global Crossing 8.70% 8/1/07 ......................   6,965,000     6,965,000
  Global Crossing 9.50% 11/15/09 ....................     665,000       679,962
 *Horizon 14.00% 10/1/10 ............................   7,300,000     3,613,500
**Level 3 Communications
   13.00% 12/1/08 ...................................   4,270,000     2,732,800
  McLeodUSA 11.375% 1/1/09 ..........................   7,000,000     7,455,000
  NTL Communications
   11.875% 10/1/10 ..................................   4,560,000     4,457,400
 +360networks 13.00% 5/1/08 .........................   4,585,000     4,218,200
 *Ubiquital 14.00% 4/15/10 ..........................  13,790,000     6,136,550
 +Winstar Communications
   12.75% 4/15/10 ...................................  13,010,000    10,342,950
                                                                    -----------
                                                                     82,683,756
                                                                    -----------
  Transportation & Shipping - 1.22%
  Avis Group Holdings 11.00% 5/1/09 .................   3,015,000     3,271,275
  US Air 9.625% 2/1/01 ..............................   3,830,000     3,830,000
                                                                    -----------
                                                                      7,101,275
                                                                    -----------
  Utilities - 4.41%
  AES 9.375% 9/15/10 ................................   3,800,000     4,018,500
  AES 10.25% 7/15/06 ................................   6,000,000     6,270,000
 +Azurix 10.75% 2/15/10 .............................   2,865,000     2,807,700
  CMS Energy 9.875% 10/15/07 ........................   8,550,000     9,189,301
  Trench Electric & Trench
   10.25% 12/15/07 ..................................   6,250,000     3,468,750
                                                                    -----------
                                                                     25,754,251
                                                                    -----------
  Miscellaneous - 2.09%
 +Doman Industries 12.00% 7/1/04 ....................   5,450,000     5,572,625
+*Pinnacle Holdings 10.00% 3/15/08 ..................   9,665,000     5,847,325
  Polymer Group 9.00% 7/1/07 ........................   1,000,000       750,000
                                                                    -----------
                                                                     12,169,950
                                                                    -----------
  Total Corporate Bonds
    (cost $529,836,086) .............................               481,998,478
                                                                    -----------

                                                       Principal      Market
Delaware Delchester Fund                                 Amount       Value
--------------------------------------------------------------------------------
   Government Bonds - 2.18%
  +Brazil Federal Republic
    11.00% 8/17/40 .................................. $10,000,000   $  8,550,000
  +Mexican United States
    8.375% 1/14/11 ..................................   4,230,000      4,198,275
                                                                    ------------
   Total Government Bonds
    (cost $11,889,592) ..............................                 12,748,275
                                                                    ------------
                                                          Number
                                                         of Shares
                                                       ------------
   Preferred Stocks - 8.37%
   CSC Holdings 11.125% .............................      87,623      9,660,443
  +Dobson Communications pik 12.25% .................     132,532     11,828,517
   Dobson Communications pik 13.00% .................       5,689        520,544
   Eagle-Picher Holdings 11.75% .....................     101,000      1,540,250
   Intermedia Communications
     pik 13.50% .....................................           9            750
   Nextel Communications 13.467% ....................     106,010     10,468,487
   Pegasus Communications 12.75% ....................          12          1,147
   Rural Cellular pik 11.375% .......................      91,513      7,801,441
   Sinclair Capital pik 11.625% .....................      45,000      4,173,750
   XO Communications pik 14.00% .....................      75,202      2,876,480
                                                                    ------------
   Total Preferred Stocks
    (cost $56,717,742) ..............................                 48,871,809
                                                                    ------------
   Warrants & Rights - 0.22%
 **Electronic Retailing System ......................      13,200            132
 **Gothic Energy ....................................      19,600            196
 **KMC Telecom Holdings .............................      14,000          3,500
 **McCaw International ..............................       1,188        281,400
 **Terex-Appreciation Rights ........................      55,200      1,017,054
                                                                    ------------
   Total Warrants & Rights
    (cost $983,139) .................................                  1,302,282
                                                                    ------------
   Convertible Preferred Stocks - 0.78%
   E.Spire Communications ...........................     227,371      1,421,067
   Global Crossing ..................................      16,000      2,536,313
   PSINet ...........................................     156,000        565,500
   Total Convertible Preferred Stocks
    (cost $27,028,946) ..............................                  4,522,880
                                                                    ------------
   Total Market Value of Securities - 94.16%
     (cost $626,455,505) ............................                549,443,724
***Receivables and Other Assets Net
     of Liabilities - 5.84% .........................                 34,079,052
                                                                    ------------
   Net Assets Applicable to 150,718,452
    Shares Outstanding - 100% .......................               $583,522,776
                                                                    ============

--------------------------------------------------------------------------------
   Net Asset Value - Delaware Delchester
     Fund Class A
    ($380,089,402 / 98,178,018 Shares) ..............                     $3.87
                                                                          -----
   Net Asset Value - Delaware Delchester
    Fund Class B
    ($158,541,862 / 40,944,289 Shares) ..............                     $3.87
                                                                          -----
   Net Asset Value - Delaware Delchester
    Fund Class C
    ($22,156,097 / 5,721,398 Shares) ................                     $3.87
                                                                          -----
   Net Asset Value - Delaware Delchester
    Fund Institutional Class
    ($22,735,415 / 5,874,747 Shares) ................                     $3.87
                                                                          -----
----------------------
  +Security is partially or fully on loan.
  *Zero coupon security as of January 31, 2001. The coupon shown is the step-up rate.
 **Non-income producing security for the period ended January 31, 2001.
***Of this amount, $38,826,406 represents receivable for securities sold at January 31, 2001.

   Components of Net Assets at January 31, 2001:
   Shares of beneficial interest (unlimited
    authorization - no par) .........................            $1,224,776,822
   Undistributed net investment income ..............                 2,307,749
   Accumulated net realized loss
    on investments ..................................              (566,550,014)
   Net unrealized depreciation
    of investments ..................................               (77,011,781)
                                                                 --------------
   Total net assets .................................            $  583,522,776
                                                                 ==============

   Net Asset Value and Offering Price Per Share -
    Delaware Delchester Fund
   Net asset value Class A (A) ......................                     $3.87
   Sales charge (4.75% of offering price or 4.91% of the
    amount invested per share) (B) ..................                      0.19
                                                                          -----
   Offering price ...................................                     $4.06
                                                                          =====
----------------------
   (A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
   (B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

Statement of Operations


Six Months Ended January 31, 2001 (Unaudited)                                         Delaware Delchester Fund
--------------------------------------------------------------------------------------------------------------------
Investment Income:
Interest ................................................................   $37,625,510
Dividends ...............................................................     3,847,237              $ 41,472,747
                                                                            -----------
Expenses:
Management fees .........................................................     2,023,213
Distribution expenses ...................................................     1,649,139
Dividend disbursing and transfer agent fees and expenses ................       840,491
Reports and statements to shareholders ..................................       209,000
Accounting and administration fees ......................................       136,391
Custodian fees ..........................................................        69,449
Registration fees .......................................................        54,464
Professional fees .......................................................        50,300
Trustees' fees ..........................................................        13,860
Taxes (other than taxes on income) ......................................         5,145
Other ...................................................................        19,916                 5,071,368
                                                                            -----------              ------------
Less expenses absorbed or waived ........................................                                (456,290)
Less expenses paid indirectly ...........................................                                 (22,872)
                                                                                                     ------------
Total expenses ..........................................................                               4,592,206
                                                                                                     ------------
Net Investment Income ...................................................                              36,880,541
                                                                                                     ------------
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments ........................................                            (112,144,210)
Net change in unrealized appreciation/depreciation of investments .......                              26,117,215
                                                                                                     ------------
Net Realized and Unrealized Loss on Investments .........................                             (86,026,995)
                                                                                                     ------------
Net Decrease in Net Assets Resulting from Operations ....................                            $(49,146,455)
                                                                                                     ============

                             See accompanying notes

Statements of Changes in Net Assets

                                                                                  Delaware Delchester Fund
------------------------------------------------------------------------------------------------------------------
                                                                            Six Months                  Year
                                                                               Ended                    Ended
                                                                              1/31/01                  7/31/00
                                                                            (Unaudited)
Increase (Decrease) in Net Assets from Operations:
Net investment income .................................................   $  36,880,541            $  103,112,146
Net realized loss on investments ......................................    (112,144,210)             (246,298,953)
Net change in unrealized appreciation of investments ..................      26,117,215                13,901,336
                                                                          ---------------------------------------
Net decrease in net assets resulting from operations ..................     (49,146,454)             (129,285,471)
                                                                          ---------------------------------------
Distributions to Shareholders from:
Net investment income:
  Class A .............................................................     (23,797,599)              (68,052,624)
  Class B .............................................................      (9,318,833)              (27,139,509)
  Class C .............................................................      (1,358,954)               (4,519,734)
  Institutional Class .................................................      (1,143,170)               (3,085,389)
                                                                          ---------------------------------------
                                                                            (35,618,556)             (102,797,256)
                                                                          ---------------------------------------
Capital Share Transactions:
Proceeds from shares sold:
  Class A .............................................................      24,294,276               104,979,713
  Class B .............................................................      10,313,772                44,260,404
  Class C .............................................................       2,120,577                13,913,843
  Institutional Class .................................................       9,365,962                16,288,872

Net asset value of shares issued upon reinvestment of dividends:
  Class A .............................................................      10,988,532                32,843,273
  Class B .............................................................       3,522,018                11,107,733
  Class C .............................................................         696,542                 2,342,333
  Institutional Class .................................................       1,139,369                 3,080,348
                                                                          ---------------------------------------
                                                                             62,441,048               228,816,519
                                                                          ---------------------------------------
Cost of shares repurchased:
  Class A .............................................................     (85,087,903)             (315,900,764)
  Class B .............................................................     (40,542,962)             (132,061,852)
  Class C .............................................................     (11,088,245)              (34,296,375)
  Institutional Class .................................................      (5,420,779)              (31,535,797)
                                                                          ---------------------------------------
                                                                           (142,139,889)             (513,794,788)
                                                                          ---------------------------------------
Decrease in net assets derived from capital share transactions ........     (79,698,841)             (284,978,269)
                                                                          ---------------------------------------
Net decrease in net assets ............................................    (164,463,851)             (517,060,996)

Net Assets:
Beginning of period ...................................................     747,986,627             1,265,047,623
                                                                          ---------------------------------------
End of period .........................................................   $ 583,522,776            $  747,986,627
                                                                          =======================================

                             See accompanying notes

Financial Highlights


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                           Delaware Delchester Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                               Six Months
                                                                  Ended                           Year Ended
                                                               1/31/01(1)    7/31/00   7/31/99      7/31/98      7/31/97    7/31/96
                                                               (Unaudited)
Net asset value, beginning of period .........................    $4.390     $5.540     $6.650       $6.570       $6.140     $6.280

Income (loss) from investment operations:
  Net investment income(2) ...................................     0.238      0.524      0.597        0.608        0.598      0.628
  Net realized and unrealized gain (loss) on investments .....    (0.527)    (1.155)    (1.102)       0.070        0.430     (0.141)
                                                                  -----------------------------------------------------------------
Total from investment operations .............................    (0.289)    (0.631)    (0.505)       0.678        1.028      0.487
                                                                  -----------------------------------------------------------------
Less dividends:
  Dividends from net investment income .......................    (0.231)    (0.519)    (0.605)      (0.598)      (0.598)    (0.627)
                                                                  -----------------------------------------------------------------
  Total dividends ............................................    (0.231)    (0.519)    (0.605)      (0.598)      (0.598)    (0.627)
                                                                  -----------------------------------------------------------------

Net asset value, end of period ...............................    $3.870     $4.390     $5.540       $6.650       $6.570     $6.140
                                                                  =================================================================

Total return(3) ..............................................    (6.53%)   (11.93%)    (7.65%)      10.73%       17.53%      8.10%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ....................  $380,089   $485,581   $813,787   $1,060,136   $1,030,328   $973,939
  Ratio of expenses to average net assets ....................     1.23%      1.27%      1.10%        1.06%        1.04%      1.02%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly ..................     1.37%      1.30%      1.10%        1.06%        1.04%      1.02%
  Ratio of net investment income to average net assets .......    11.87%     10.55%     10.12%        9.16%        9.48%     10.11%
  Ratio of net investment income to average net assets prior
    to expense limitation and expenses paid indirectly .......    11.73%     10.52%     10.12%        9.16%        9.48%     10.11%
Portfolio turnover ...........................................      236%        82%        85%         117%         154%       108%

----------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information for the period ended January 31, 2001 and the year ended
    July 31, 2000.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                           Delaware Delchester Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                               Six Months
                                                                  Ended                           Year Ended
                                                               1/31/01(1)    7/31/00   7/31/99      7/31/98      7/31/97    7/31/96
                                                               (Unaudited)
Net asset value, beginning of period .........................    $4.390     $5.540     $6.650       $6.570       $6.140     $6.280

Income (loss) from investment operations:
  Net investment income(2) ...................................     0.224      0.487      0.557        0.556        0.550      0.581
  Net realized and unrealized gain (loss) on investments .....    (0.530)    (1.154)    (1.103)       0.072        0.430     (0.141)
                                                                  -----------------------------------------------------------------
  Total from investment operations ...........................    (0.306)    (0.667)    (0.546)       0.628        0.980      0.440
                                                                  -----------------------------------------------------------------
Less dividends:
  Dividends from net investment income .......................    (0.214)    (0.483)    (0.564)      (0.548)      (0.550)    (0.580)
                                                                  -----------------------------------------------------------------
  Total dividends ............................................    (0.214)    (0.483)    (0.564)      (0.548)      (0.550)    (0.580)
                                                                  -----------------------------------------------------------------

Net asset value, end of period ...............................    $3.870     $4.390     $5.540       $6.650       $6.570     $6.140
                                                                  =================================================================

Total return(3) ..............................................    (6.89%)   (12.57%)    (8.34%)       9.91%       16.66%      7.30%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ....................  $158,542   $208,784   $349,960     $376,463     $273,499   $176,266
  Ratio of expenses to average net assets ....................     1.96%      2.00%      1.85%        1.81%        1.79%      1.77%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly ..................     2.10%      2.03%      1.85%        1.81%        1.79%      1.77%
  Ratio of net investment income to average net assets .......    11.14%      9.82%      9.37%        8.41%        8.73%      9.36%
  Ratio of net investment income to average net assets prior
    to expense limitation and expenses paid indirectly .......    11.00%      9.79%      9.37%        8.41%        8.73%      9.36%
Portfolio turnover ...........................................      236%        82%        85%         117%         154%       108%

----------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information for the period ended January 31, 2001 and the year ended July 31, 2000.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                           Delaware Delchester Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                               Six Months                                                11/29/95(2)
                                                                  Ended                     Year Ended                        to
                                                               1/31/01(1)    7/31/00   7/31/99      7/31/98      7/31/97    7/31/96
                                                               (Unaudited)
Net asset value, beginning of period .........................    $4.390     $5.540     $6.650       $6.570       $6.140     $6.210

Income (loss) from investment operations:
  Net investment income(3) ...................................     0.224      0.487      0.566        0.555        0.550      0.385
  Net realized and unrealized gain (loss) on investments .....    (0.530)    (1.154)    (1.111)       0.073        0.430     (0.069)
                                                                  -----------------------------------------------------------------
  Total from investment operations ...........................    (0.306)    (0.667)    (0.545)       0.628        0.980      0.316
                                                                  -----------------------------------------------------------------
Less dividends:
  Dividends from net investment income .......................    (0.214)    (0.483)    (0.565)      (0.548)      (0.550)    (0.386)
                                                                  -----------------------------------------------------------------
  Total dividends ............................................    (0.214)    (0.483)    (0.565)      (0.548)      (0.550)    (0.386)
                                                                  -----------------------------------------------------------------

Net asset value, end of period ...............................    $3.870     $4.390     $5.540       $6.650       $6.570     $6.140
                                                                  =================================================================

Total return(4) ..............................................    (6.89%)   (12.57%)    (8.34%)       9.91%       16.66%      5.20%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ....................   $22,156    $33,871    $62,613      $50,945      $19,094     $4,953
  Ratio of expenses to average net assets ....................     1.96%      2.00%      1.85%        1.81%        1.79%      1.77%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly ..................     2.10%      2.03%      1.85%        1.81%        1.79%      1.77%
  Ratio of net investment income to average net assets .......    11.14%      9.82%      9.37%        8.41%        8.73%      9.36%
  Ratio of net investment income to average net assets prior to
    expense limitation and expenses paid indirectly ..........    11.00%      9.79%      9.37%        8.41%        8.73%      9.36%
Portfolio turnover ...........................................      236%        82%        85%         117%         154%       108%

----------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencement of operations; ratios have been annualized and total return has not been annualized.
(3) The average shares outstanding method has been applied for per share information for the period ended January 31, 2001 and the year ended July 31, 2000.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                      Delaware Delchester Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                               Six Months
                                                                  Ended                           Year Ended
                                                               1/31/01(1)    7/31/00   7/31/99      7/31/98      7/31/97    7/31/96
                                                               (Unaudited)
Net asset value, beginning of period .........................    $4.390     $5.540     $6.650       $6.570       $6.140     $6.280

Income (loss) from investment operations:
  Net investment income(2) ...................................     0.244      0.538      0.613        0.620        0.614      0.644
  Net realized and unrealized gain (loss) on investments .....    (0.524)    (1.156)    (1.104)       0.075        0.429     (0.142)
                                                                  -----------------------------------------------------------------
  Total from investment operations ...........................    (0.280)    (0.618)    (0.491)       0.695        1.043      0.502
                                                                  -----------------------------------------------------------------

Less dividends:
  Dividends from net investment income .......................    (0.240)    (0.532)    (0.619)      (0.615)      (0.613)    (0.642)
                                                                  -----------------------------------------------------------------
  Total dividends ............................................    (0.240)    (0.532)    (0.619)      (0.615)      (0.613)    (0.642)
                                                                  -----------------------------------------------------------------

Net asset value, end of period ...............................    $3.870     $4.390     $5.540       $6.650       $6.570     $6.140
                                                                  =================================================================

Total return(3) ..............................................    (6.39%)   (11.70%)    (7.42%)      11.00%       17.82%      8.37%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ....................   $22,735    $19,751    $38,687      $53,673      $44,065    $59,513
  Ratio of expenses to average net assets ....................     0.96%      1.00%      0.85%        0.81%        0.79%      0.77%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly ..................     1.10%      1.03%      0.85%        0.81%        0.79%      0.77%
  Ratio of net investment income to average net assets .......    12.14%     10.82%     10.37%        9.41%        9.73%     10.36%
  Ratio of net investment income to average net assets prior to
    expense limitation and expenses paid indirectly ..........     12.00%    10.79%     10.37%        9.41%        9.73%     10.36%
Portfolio turnover ...........................................      236%        82%        85%         117%         154%       108%

----------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information for the period ended January 31, 2001 and the year ended July 31, 2000.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                             See accompanying notes

Notes to Financial Statements

January 31, 2001 (Unaudited)
--------------------------------------------------------------------------------
Delaware Group Income Funds (the "Trust") is organized as a Delaware business trust and offers five series: Delaware Corporate Bond Fund, Delaware Delchester Fund, Delaware Extended Duration Bond Fund, Delaware High-Yield Opportunities Fund and Delaware Strategic Income Fund. These financial statements and the related notes pertain to Delaware Delchester Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended and offers Class A, Class B, Class C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately 8 years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek as high a current income as is consistent with providing reasonable safety.

1. Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. The Fund declares and pays dividends from net investment income monthly and distributions from net realized gains on investments, if any, annually.

In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize all premiums and discounts on fixed income securities. The Fund currently does not amortize market discounts and premiums on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of such discounts and premiums. The adjustment will effectively be a reclassification between net investment income and net unrealized appreciation (depreciation) of securities and therefore will not impact total net assets or the net asset value per share of the Fund. Additionally, the above adjustment will have no impact on the Fund's distributions, which are determined in accordance with federal income tax regulations. At this time, the Fund has not completed its analysis of the impact of this accounting change.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $7,283 for the six-months ended January 31, 2001. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the six-months ended January 31, 2001 was approximately $15,589. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

--------------------------------------------------------------------------------
2. Investment Management and Other Transactions with Affiliates

In accordance with the terms of the investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of the average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average net assets in excess of $2.5 billion. At January 31, 2001, the Fund had a liability for investment management fees and other expenses payable to DMC of $323,983.

DMC elected to waive that portion, if any, of the management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, did not exceed 0.90% of average daily net assets of the Fund through November 30, 2000.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At January 31, 2001, the Fund had a liability for such fees and other expenses payable to DSC of $157,180.

Pursuant to the distribution agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. At January 31, 2001, the Fund had a liability for such fees and other expenses payable to DDLP of $241,458.

For the six-months ended January 31, 2001, DDLP earned $29,589 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments

For the six-months ended January 31, 2001, the Fund made purchases of $689,776,165 and sales of $753,997,509 of investment securities other than U.S. government securities and short-term investments.

At January 31, 2001, the cost of investments for federal income tax purposes approximates the cost for book purposes. At January 31, 2001, the cost of investments was $625,936,053. At January 31, 2001, the net unrealized depreciation was $76,492,329 of which $16,301,912 related to unrealized appreciation of investments and $92,794,241 related to unrealized depreciation of investments.

For federal income tax purposes, the Fund had accumulated capital losses as of January 31, 2001 of $249,908,324 which may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows:
2002-$3,628,131; 2003-$87,593,579; 2007-$10,982,838 and 2008-$147,703,776.

4. Capital Shares

Transactions in capital shares were as follows:

                                              Six Months           Year
                                                Ended              Ended
                                               1/31/01            7/31/00

Shares sold:
  Class A                                     6,186,158         20,807,077
  Class B                                     2,660,993          8,825,817
  Class C                                       541,126          2,837,846
  Institutional Class                         2,503,114          3,174,399

Shares issued upon reinvestment of
  distributions:
  Class A                                     2,793,472          6,647,731
  Class B                                       892,887          2,246,282
  Class C                                       175,906            471,313
  Institutional Class                           291,166            623,318
                                             -----------------------------
                                             16,044,822         45,633,783
                                             -----------------------------

Shares repurchased:
  Class A                                   (21,393,740)       (63,794,912)
  Class B                                   (10,164,228)       (20,540,987)
  Class C                                    (2,709,288)        (6,900,639)
  Institutional Class                        (1,417,354)        (6,284,915)
                                             -----------------------------
                                            (35,684,610)      (103,684,802)
                                             -----------------------------
  Net decrease                              (19,639,788)       (58,501,019)
                                             -----------------------------

5. Line of Credit

The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of January 31, 2001, or at any time during the period.

6. Credit and Market Risk

The Fund invests in high-yield fixed-income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. Illiquid securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

DELAWARE(SM)                                 For Shareholders
INVESTMENTS
---------------------                        1.800.523.1918
Philadelphia o London
                                             For Securities Dealers

                                             1.800.362.7500

                                             For Financial Institutions
                                             Representatives Only

                                             1.800.659.2265

                                             www.delawareinvestments.com

This semi-annual report is for the information of Delaware Delchester Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Delchester Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in a Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

BOARD OF TRUSTEES                               Thomas F. Madison                            Investment Manager
                                                President and Chief Executive Officer        Delaware Management Company
Charles E. Haldeman, Jr.                        MLM Partners, Inc.                           Philadelphia, PA
Chairman                                        Minneapolis, MN
Delaware Investments Family of Funds                                                         International Affiliate
Philadelphia, PA                                Janet L. Yeomans                             Delaware International Advisers Ltd.
                                                Vice President and Treasurer                 London, England
Walter P. Babich                                3M Corporation
Board Chairman                                  St. Paul, MN                                 National Distributor
Citadel Constructors, Inc.                                                                   Delaware Distributors, L.P.
King of Prussia, PA                                                                          Philadelphia, PA
                                                AFFILIATED OFFICERS
David K. Downes                                                                              Shareholder Servicing, Dividend
President and Chief Executive Officer           William E. Dodge                             Disbursing and Transfer Agent
Delaware Investments Family of Funds            Executive Vice President and                 Delaware Service Company, Inc.
Philadelphia, PA                                Chief Investment Officer, Equity             Philadelphia, PA
                                                Delaware Investments Family of Funds
John H. Durham                                  Philadelphia, PA                             2005 Market Street
Private Investor                                                                             Philadelphia, PA 19103-7057
Horsham, PA                                     Jude T. Driscoll
                                                Executive Vice President and
John A. Fry                                     Head of Fixed Income
Executive Vice President                        Delaware Investments Family of Funds
University of Pennsylvania                      Philadelphia, PA
Philadelphia, PA
                                                Richard J. Flannery
Anthony D. Knerr                                President and Chief Executive Officer
Consultant, Anthony Knerr & Associates          Delaware Distributors, L.P.
New York, NY                                    Philadelphia, PA

Ann R. Leven
Former Treasurer, National Gallery of Art
Washington, DC

(4339)                                                       Printed in the USA
SA-024 [1/01] BUR 3/01                                                    J6879